

Two Harbors Investment Corp.

First Quarter 2011

Investor Presentation

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results of Two Harbors Investment Corp. ("Two Harbors" or the "Company") may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results of Two Harbors to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operation costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission ("SEC"), including Part I, Item 1A "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

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Mortgage Market Overview

- **Changes to the mortgage market will create great opportunity.**
  - Government share of the $11 trillion mortgage market will shrink considerably.
  - The Administration intends for private capital to play the predominant role in housing finance.



REIT's/Other
3%
Hedge Funds/Brokers
3%
Overseas
11%
GSE/FHLB/TSY/FED
29%
Banks/S&L/Credit Unions
22%
Money Managers/Pensions/Insurance Cos
32%
Sellers
Stable
Opportunistic
Buyers

"The Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae and Freddie Mac's role…creating the conditions for private capital to play the predominant role in housing finance."

Department of Housing and Urban Development, February 2011

Note: The numerical information set forth on this slide are estimates only and are based upon certain assumptions, research and observations of Two Harbors' management and those of its external manager, PRCM Advisers LLC. Research sources include the Federal Reserve and Bloomberg.

Supply and Opportunity

Macro Trend

- Over $2 trillion in government "supply" will likely keep spreads attractive.
  - Fannie Mae and Freddie Mac mandated to shrink their portfolios by at least 10% per year.
  - Fed's $1.0 trillion portfolio will be in runoff mode.
  - Nomura estimates that $200 to $330 billion in Agency MBS will need to be absorbed within the next year alone.
  - Excess supply, coupled with significant capital need, will help keep mortgage spreads attractive over time.

"…low vol, steep curve and benign prepayments make for a perfect recipe for REITs to do well."
BAML Securitization Weekly, April 29, 2011

GSE/Fed Portfolio Run-off



USD $B
$1,600
$1,200
$800
$400
$0
2010
2012
2014
2016
2018
2020
GSE
Fed MBS

Cumulative Capital Requirement



Assumption: 10% Capital Requirement
USD $B
$200
$150
$100
$50
$0
2011
2013
2015
2017
2019
Estimated Cumulative Capital Requirement

Source: Company estimates, Federal Reserve and Nomura Research.

Two Harbors Well-Positioned

Company Overview

- NYSE-listed mortgage REIT investing in residential mortgage backed securities.
  - Formed in 2009 to take advantage of the changing mortgage landscape.
  - Manages $3.0 billion in Agency and non-Agency securities across all sectors.
  - Strong historic track record of book value performance and attractive dividends.
  - One year total shareholder return of 43.3%[1].
  - Security selection and credit analysis driven by experienced team and proprietary systems.

Book Value Performance



H2-2010 Book Value Change[2]
14.0%
8.0%
2.0%
-4.0%
-10.0%
-16.0%
-11.9%
-9.2%
-5.6%
-3.8%
-2.1%
0.9%
1.7%
3.0%
3.0%
8.5%
CYS
NLY
ANH
HTS
CIM
MFA
CMO
IVR
AGNC
TWO

* TWO Q1-2011 Book Value Change: 4.9%

Dividends Distribution[3]



$0.50
$0.40
$0.30
$0.20
$0.10
$-
20.0%
15.0%
10.0%
5.0%
0.0%
16.0%
17.3%
16.3%
15.3%
$0.33
$0.39
$0.40
$0.40
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Dividend
Dividend Yield

(1) Source: Bloomberg as of May 6, 2011.
(2) Financial data on this slide based on September 30, 2010 and December 31, 2010 financial information as filed with the Securities and Exchange Commission ("SEC"). Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY.
(2) 2011 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the closing price of the last trading day of the quarter.

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Investment Approach

Investment Strategy

- **Captures Benefits of Hybrid Model:** Holistic view of the market is taken by evaluating opportunities across the Agency and non-Agency RMBS universe.
- **Opportunistic:** We deploy a fluid capital allocation model in the residential mortgage markets.
- **Balanced Portfolio Construction:** We take a balanced approach to prepayment, interest rate, and credit risk exposure, and employ moderate leverage.
- **Disciplined Asset Selection:** Extensive analysis of the underlying loans is conducted, including loan and property type, maturity, prepayment characteristics and borrower credit profiles.

Investment Portfolio



($ in millions)
As of March 31, 2011
Hybrid ARMs $265
Mezzanine $99
30-Year Fixed $557
Senior $426
IO and IIO[1] $187
15-Year Fixed $1,164
Other-Fixed $268
Total portfolio: $3.0B
Agency Bonds $2.4B
Non-Agency Bonds $525M

Yields (2)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
-
11.3%
10.4%
11.4%
9.7%
5.7%
5.9%
5.8%
5.2%
4.2%
4.3%
3.8%
3.9%
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Agency RMBS
Non-Agency RMBS
Total

(1) Respective yields include interest-only securities ("IIOs") accounted for as derivatives.
(2) Net interest spread includes IIOs accounted for as derivatives, cost of financing RMBS and swap interest rate spread

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Importance of Security Selection

Portfolio Composition

Q1-2011 Agency Book


Post-2006: Premium & IO 8%
High LTV[2] 9%
Lower Loan Balances[3] 32%
Prepayment Protected 11%
Seasoned 14%
Post 2006: Discount 26%

Focus on low and stable prepayments

- Pools with seasoning, prepayment protection, and lower loan balances provide for sustainable yields.
- Stable cash flows make interest rate hedging easier.
- Focusing on low and stable prepays aims to minimize book value volatility.

Q1-2011 Non-Agency Book


Prime 3%
Alt-A 16%
Sub-Prime 48%
Option ARM 33%

Focus on lower-priced securities

- Weighted average cost basis of $61.91.
- Large discount to par of approximately $392 million.
- Minimizes downside credit risk, but retains upside optionality.
- Avoids strategic default risk.

(1) All figures and data on this slide are as of March 31, 2011.
(2) Securities collateralized by loans with greater than or equal to 80% loan-to-value.
(3) Securities collateralized by loans of less than or equal to $175K.

Importance of Risk Management

Hedging

- Over 90% hedged maintains low duration exposure[1].
- 28% of notional in interest rate swaptions is optional protection.
- Swaps/swaptions complement IO strategy.

Liquidity Management

- Strong focus on funding management.
  - Long-term repos provide stability.
  - Non-agency committed facility in place.
  - Diversification of counterparties.

Swaptions Profile

- **Swaptions provide attractive payoff profile**
  - Swaptions payoff profile allows us to benefit if rates fall, but have protection if rates rise
  - Unlimited gain potential, but loss capped at premium spent
  - Profile offers book value protection in extreme rate moves where mortgage securities extend



Estimated Change in Swaption Mark-to-Market
Gains (Losses) USD $B
$45
$35
$25
$15
$5
-$5
-$15
-200 -150 -100 -50 -25 0 25 50 100 150 200
Change in Interest Rates (bps)

(1) Expected notional of swaps and swaptions will total over 90% of our anticipated borrowings, after accounting for future settlements of Agency bond purchases from the fully deployed capital

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Attractive Returns With Lower Risk

Superior asset selection and risk management drive returns while taking on less risk.

Attractive & Comparable Dividend Yield (1)…


20.0%
15.0%
10.0%
5.0%
–
16.3%
14.3%
Q4-2010 TWO
Q4-2010 Peer Median

** TWO Q1-2011 Dividend Yield: 15.3%*

… With Lower Leverage (2)…


8.0x
6.0x
4.0x
2.0x
–
3.3x
2.5x
5.6x
6.8x
Q3-2010 TWO
Q4-2010 TWO
Q3-2010 Peer Median
Q4-2010 Peer Median

** TWO March 31, 2011 RMBS Leverage: 3.4x*

… Less Interest Rate Exposure (3)…


30.0%
20.0%
10.0%
–
4.5%
2.2%
13.9%
25.5%
Q3-2010 TWO
Q4-2010 TWO
Q3-2010 Peer Median
Q4-2010 Peer Median

** TWO March 31, 2011 Interest Rate Exposure: 2.1%*

… And Less Prepayment Risk (4)


30.0%
20.0%
10.0%
–
16.2%
12.5%
9.7%
8.0%
27.8%
34.1%
21.9%
21.0%
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2010
Q2-2010
Q3-2010
Q4-2010
TWO
Peer Median

** TWO Q1-2011 Constant Prepayment Rate: 6.3%*

Note: "TWO" means Two Harbors Investment Corp. All peer financial data on this slide based on available December 31, 2010 financial information as filed with the SEC. Peers include AGNC, ANH, CIM, CMO, CYS, HTS, IVR, MFA and NLY.
(1) Reported fourth quarter 2010 dividend annualized, divided by closing share price as of December 31, 2010.
(2) Debt to equity defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. If the open trade positions had settled as of March 31, 2011, the debt to equity ratio, as defined, would have increased from 3.4:1.0 to approximately 3.9:1.0.
(3) Represents estimated range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is asset change adjusted for leverage. Data not available for CYS and CMO.
(4) Represents the constant prepayment rate, or CPR, on the Agency RMBS portfolios. Data not available for CIM.

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Contact Information

For further information, please contact:

Anh Huynh
Investor Relations
Two Harbors Investment Corp.
212.364.3221
Anh.Huynh@twoharborsinvestment.com

TWO HARBORS

Appendix

Two Harbors Team with Deep Securities Experience

Investment Team

Co-Chief Investment Officers

Steven Kuhn
- Also serves as Partner - Head of Fixed Income Trading of Pine River
- Goldman Sachs Portfolio Manager from 2002 to 2007; 19 years investing in and trading mortgage backed securities and other fixed income securities for firms including Citadel and Cargill

William Roth
- Also serves as Fixed Income Portfolio Manager for Pine River
- 30 years in mortgage securities market, including at Salomon Brothers and Citi; Managing Director in proprietary trading group managing MBS and ABS portfolios

19-member RMBS Team

Traders and Analysts
- Trading team of five traders and three analysts from top Street RMBS groups
- Eight person Research Group
- Three member funding team led by Repo Manager with 25 year experience

Executive Officers

Chief Executive Officer

Thomas Siering
- Also serves as Partner - Head of Fundamental Strategies of Pine River
- Previously head of Value Investment Group at EBF & Associates; Partner since 1997
- 30 years of investing and management experience; commenced career at Cargill where he was a founding member of Financial Markets Department

Chief Financial Officer

Jeffrey Stolt
- Also serves as Partner of Pine River. Joined Pine River at inception in 2002.
- EBF & Associates from 1989 to 2002; Controller since 1997. Began his career at Cargill in the Financial Markets Department

Note: Employee data as of May 1, 2011.

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Overview of Pine River Capital Management

Global multi-strategy asset management firm providing comprehensive portfolio management, transparency and liquidity to institutional and high net worth investors.

- Founded June 2002 with offices in New York, London, Beijing, Hong Kong, San Francisco and Minnesota.
- Over $4.5 billion assets under management, of which approximately $3.1 billion dedicated to mortgage strategies [(1)].
  - Experienced manager of non-Agency, Agency and other mortgage related assets
  - Demonstrated success in achieving growth and managing scale

Experienced, Cohesive Team [(2)]:

- Twelve partners together for average of 9 years
  - Average 18 years experience
- 135 employees, 48 investment professionals
- No senior management turnover
- Historically low attrition

Established Infrastructure:

- Strong corporate governance
- Registrations: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong), SEBI (India) and TSEC (Taiwan)
- Proprietary technology
- Global footprint

Minnetonka, MN • London • Beijing • Hong Kong • San Francisco • New York

(1) Defined as estimated assets under management as of May 1, 2011, inclusive of Two Harbors.
(2) Employee data as of May 1, 2011.

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